Exhibit 99.1

Per Tower Revenue Growth(1) $55,000 $50,000 $45,000 $40,000 $35,000 $30,000 $41,009 $41,972 $42,526 $43,465 $44,751 $46,573 $48,588 $49,218 $49,682 $49,836

1Q 03

2Q 03

3Q 03

4Q 03

1Q 04

2Q 04

3Q 04

4Q 04

1Q 05

2Q 05

Leasing Revenue Per Tower

(1) Revenue as reported divided by average number of towers.

Solid Tenant Growth

Results Driven by Strong New Tenant Rents

Number of Tenants

8,000 7,000 6,000 5,000 4,000

1Q 03

2Q 03

3Q 03

4Q 03

1Q 04

2Q 04

3Q 04

4Q 04

Q1 05

Q2 05 $1,800 $1,700 $1,600 $1,500 $1,400 $1,300 $1,200

Rent per Month

Number of Tenants

Rent Per Month

Tenant Quality

Tenant Revenue Percentage By Customer

Sprint PCS

18%(1)

Other Non-Telephony 7%

Other Telephony 12%

Alltel

4%

T-Mobile 8%

Verizon 9%

Nextel 11%

Cingular 31%

93% Telephony

(1) Includes all Sprint Affiliates